UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 26, 2005


                            FMS Financial Corporation
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)


         New Jersey                   0-17353                22-2916440
---------------------------   ------------------------      -----------
State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification
                                                               Number)

                      3 Sunset Road, Burlington, New Jersey
                                      08016
--------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code: (609)386-2400
                                                    -------------

                                 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                            FMS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 2.02. Results of Operations and Financial Condition
--------------------------------------------------------

         On April 25, 2005, the Registrant issued an earnings press release, attached hereto as Exhibit 99.1, reporting earnings for the quarter ended March 31, 2005. This press release contained a typographical error in the Registrant's Consolidated Statement of Operations. While the first paragraph of the Registrant's earnings press release correctly set forth net income for the quarter ended March 31, 2005, due to a typographical error, the Registrant's Consolidated Statements of Operations for the period ended March 31, 2005 overstated net income for the first quarter by approximately $300,000. This was due to total expense for purchased services being incorrectly reported at $397,183 when it should have been reported at $697,183 under "NON-INTEREST EXPENSE" in the Consolidated Statement of Operations.

         As a result, later in the day of April 25, 2005, the Registrant issued a second press release identifying and correcting the typographical error. A copy of the Registrant's second press release identifying and correcting the typographical error regarding purchased services in the Registrant's Consolidated Statement of Operations is attached hereto as Exhibit 99.2.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

            (c) Exhibits:

                  99.1    Press Release dated April 25, 2005
                  99.2    Press Release dated April 25, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     FMS FINANCIAL CORPORATION



Date: April 26, 2005                  By:  /s/Craig W. Yates
                                           -------------------------------------
                                           Craig W. Yates
                                           President and Chief Executive Officer